Organization and Business of the Company	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Business of the Company

Note 1 – Organization and Business of the Company

Organization and Nature of Operations

ICTV Brands, Inc. was organized under the laws of the State of Nevada on September 25, 1998. We currently have the following wholly-owned subsidiaries:

●	Better Blocks International Limited, or BBI, a New Zealand corporation

●	Ermis Lab, Inc., a Nevada Corporation

●	ICTV Holding, Inc, a Nevada Corporation (“ICTV Holdings”)

Although our companies are incorporated in Nevada and New Zealand, our operations are currently run from our Wayne, Pennsylvania office.

We develop, market and sell products through a multi-channel distribution strategy, including direct response television, digital marketing campaigns, live home shopping, traditional retail and e-commerce market places, and our international third party distributor network. We offer primarily health, beauty and wellness products as well as various consumer products, including DermaWandTM, a skin care device that reduces the appearance of fine lines and wrinkles, and helps improve skin tone and texture, DermaVital®, a professional quality skin care line that effects superior hydration, the CoralActives® brand of acne treatment and skin cleansing products, Derma Brilliance®, a skin care resurfacing device that helps reduce visible signs of aging, JidueTM, a facial massager device which helps alleviate stress, and Good Planet Super SolutionTM, a multi-use cleaning agent. We acquire the rights to our products that we market primarily via licensing agreements, acquisition and in-house development and sell both domestically and internationally. We are presently exploring other devices and consumable product lines currently under licensing agreements.

The goal of our strategy is to introduce our brands to the market through an omni-channel platform that includes, but is not limited to direct response television (“DRTV”), digital marketing, live home shopping, traditional retail, e-commerce market places, and international third party distributor networks. Our objective is to have our portfolio of products sold through these channels to develop long lasting brands with strong returns on investments.

Liquidity

We had a net loss of approximately $1 million for the year ended December 31, 2016 and an accumulated deficit of approximately $10 million as of December 31, 2016. We anticipate net income for the next year as a result of the recent acquisition of PhotoMedex, Inc. and Ermis Lab, Inc. which was completed in January 2017, where we acquired products its flagship product no!no!®, along with the Kyrobak® and Cleartouch® brands. Management believes that the currently available resources, including cash, cash equivalents as well as $2 million of the $7 million raised from the private placement in February 2017 (see Note 10-Subsequent Events) which will be utilized as working capital, will provide sufficient funds to enable us to meet our operating plan for at least the next twelve months from the date of this filing.